Exhibit 10.6

FORM OF GENERAL SECURITY AGREEMENT

THIS AGREEMENT MADE as of the ____ day of ______________, ____.

BETWEEN:

__________________,

(hereinafter called the “Secured Party”)

OF THE FIRST PART

- and -

ABOVE FOOD CORP.;

ABOVE EARTH SCIENCES INC.;

ABOVE FOOD BRANDS INC.;

ABOVE FOOD VENTURES INC.;

ATLANTIC NATURAL FOODS INC.;

DISCOVERY SEED LABS LTD.;

FARMER DIRECT ORGANIC FOODS LTD.;

NORTHERN QUINOA PRODUCTION CORPORATION;

PURELY CANADA FOODS CORP.;

PURELY CANADA KINDERSLEY INGREDIENTS INC.; AND

PURELY CANADA LANDS CORP.

bodies corporates (hereinafter individually referred to as the “Debtor” and collectively as the “Debtors”)

OF THE SECOND PART

1.	SECURITY INTEREST

In consideration of the Secured Party providing a personal indemnity on behalf of any or all the Debtor(s), subject to the terms of the Postponement, the Debtors hereby grant to the Secured Party by way of mortgage, charge, assignment and transfer, a security interest (collectively, the “Security Interests” and each, a “Security Interest”) in all of the Debtors’ present and after-acquired property (the “Collateral”) and proceeds thereof including but not limited to trade-ins, equipment, inventory, goods, notes, chattel paper, contract rights, accounts, rental payments and insurance payments, instruments, securities, intangibles and any other property or obligations received when such collateral or Proceeds are sold, collected, dealt with, exchanged or otherwise disposed of (the “Proceeds”). Such Security Interest from each Secured Party to rank equal in priority to the Security Interest of the other Secured Party.

2.	DEFINITIONS

The terms goods, chattel paper, documents of title, equipment, consumer goods, instruments, intangibles, securities, Proceeds, inventory and accessions whenever used herein shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the Province of Saskatchewan, as amended from time to time, which Act, including amendments thereto is herein referred to as the “PPSA”. Any reference herein to Collateral shall, unless the context otherwise requires, be deemed a reference to Collateral or any part thereof. The term Proceeds whenever used herein shall be interpreted as any and all Proceeds of every type or kind, both present and after-acquired, and by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts and any other personal property or obligations received when such collateral or Proceeds are sold, exchanged, collected, or otherwise disposed of, and all insurance payments relative to the Collateral or Proceeds.

3.	INDEBTEDNESS SECURED

The Security Interests granted hereby secures payment and satisfaction of any and all obligations, indebtedness and liability of the Debtors to the Secured Party (including interest thereon) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtors be bound alone or with another of others and whether as principal or surety (hereinafter collectively called the “Indebtedness”). If the Security Interests in the collateral are not sufficient, in the event of default, to satisfy all Indebtedness of the Debtors, the Debtors acknowledge and agree that the Debtors shall continue to be liable for any Indebtedness remaining outstanding and the Secured Party shall be entitled pursue full payment thereof.

4.	POSTPONEMENT

The Secured Party hereby agrees to postpone and subordinate any amount due by the Debtors to the Secured Party under the terms of the Indemnity Agreement, dated ______________, _____, as amended from time to time, if so required by the Debtors’ banking institutions. lenders or other financiers, where the loan amount to the Debtor is in excess of $____________.

5.	REPRESENTATIONS AND WARRANTIES OF THE DEBTORS

The Debtors represent and warrant and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

(a)	the Collateral is genuine and owned by the Debtors free of all security interests, mortgages, liens, claims, charges or other encumbrances (hereinafter collectively called “Encumbrances”) except as set out in Schedule “A”;

(b)	each debt, chattel paper and instrument constituting Collateral is enforceable in according with its terms against the party obligated to pay the same (the Account Debtor), and no Account Debtor will have any defence, set-off, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce Collateral or otherwise.

6.	COVENANTS OF THE DEBTORS

So long as this Security Agreement remains in effect the Debtors, severally and jointly, covenant and agree:

(a)	to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to keep the Collateral free from all encumbrances, prior to their creation or assumption and not to sell, exchange, transfer, assign, lease or otherwise dispose or any interest therein without the prior written consent of the Secured Party; provided always that until default, the Debtors may, in the ordinary course of the Debtors’ business, sell or lease inventory and subject to section 7 hereof, use monies that may become available to the Debtors;

(b)	to notify the Secured Party promptly of any event causing loss or depreciation to the Collateral or any change in the information contained herein relating to the Debtors, the Debtors’ business or the Collateral;

(c)	to keep the Collateral in good order, condition and repair and not to use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy of insurance or any applicable statute, law, by-law, rule, regulation or ordinance;

(d)	to do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by the Secured Party or with respect to the Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

(e)	to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtors or the Collateral as and when the same become due and payable;

(f)	to insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Secured Party shall reasonably direct with loss payable to the Secured Party and the Debtors, as insureds, as their respective interests may appear, and to pay all premiums therefor;

(g)	to prevent the Collateral, save the Inventory sold or leased as permitted hereby, from being or becoming an Accession to other property not covered by this Security Agreement;

(h)	to carry on and conduct the business of the Debtors in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepting accounting principles, consistently applied, proper books of account for the Debtors’ business as well as accurate and complete records concerning the Collateral, and mark any and all such records and the Collateral at the Secured Party’s request so as to indicate the Security Interests.

7.	USE AND VERIFICATION OF THE COLLATERAL

Subject to compliance with the Debtors’ covenants contained herein and section 7 hereof, the Debtors may, until default, possess, operate, collect, use, enjoy and deal with the Collateral in the ordinary course of the Debtors’ business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Debtors agree to furnish all assistance and information and to perform all acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agent access to all places where the Collateral may be located and to all premises owned by the Debtors.

8.	COLLECTION OF DEBTS

Before or after default under this Security Agreement, the Secured Party may notify all or any Account Debtors of the Security Interests and may also direct such Accounts Debtors to pay all payments on the Collateral to the Secured Party. The Debtors acknowledge that any payments on or other Proceeds of the Collateral received by the Debtors from Account Debtors, whether before or after notification of these Security Interests to Account Debtors and whether before or after default under this Security Agreement shall be received and held by the Debtors in trust for the Secured Party and shall be turned over to the Secured Party upon request.

9.	EVENTS OF DEFAULT

The happening of any of the following events or conditions shall constitute default hereunder, which is herein referred to as “Default”:

(a)	the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtors to observe or performance any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between the Debtors and the Secured Party;

(b)	the bankruptcy or insolvency of the Debtors; the filing against the Debtors of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by the Debtors; the appointment of a receiver or a receiver and manager or trustee for the Debtors or any assets of the Debtors, or the institution by or against the Debtors of any other type or insolvency proceeding under the Bankruptcy Act or otherwise, or the taking of proceedings under The Companies’ Creditors Arrangement Act;

(c)	the institution by or against the Debtors or any formal or informal proceeding for the dissolution or liquidation of settlement of claims against or winding up of affairs of the Debtors;

(d)	if any encumbrance affecting the Collateral becomes enforceable against the Collateral;

(e)	if the Debtors cease or threaten to cease to carry on business or make or agree to make a bulk sale of assets without complying with applicable law or comment to threaten to commit an act of bankruptcy;

(f)	if any execution, sequestration, extent or other process of any court becomes enforceable against the Debtors or if a distress or analogous process is levied upon the assets of the Debtors or any part thereof;

(g)	if any certificate, statement representation, warranty, audit report heretofore or hereafter furnished by or on behalf of the Debtors pursuant to or in connection with this Security Agreement, or otherwise, (including, without limitation, the representations and warranties contained herein) or as an inducement to the Secured Party to extend any credit or to enter into this or any other agreement with the Debtors, proves to have been false in any material way at the time when the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against the Debtors; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to the Secured Party at or prior to the time of such execution.

10.	ACCELERATION

The Secured Party, in their sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of Default or if the Secured Party consider or deems their interest insecure. The provisions of this clause are not intended in any way to affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

11.	REMEDIES

(a)	Upon default, the Secured Party may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers of an employee or employees of the Secured Party or not, to be a receiver or receivers (hereinafter called the “Receiver”, which term when used herein shall include a receiver and manager) of the undertaking of the Debtors and the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtors and not the Secured Party, and the Secured Party shall not be in any way be responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or part of the business of the Debtors and to sell, lease or otherwise dispose of or concur in selling, leasing or other disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Debtors, enter upon, use and occupy all premises owned or occupied by the Debtors wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on the Debtors’ business or as security for loans or advances to enable him to carry on the Debtors’ business or otherwise, as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by the Secured Party, all monies received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to the Secured Party. Every such Receiver may, in the discretion of the Secured Party, be vested with all or any of the rights and powers of the Secured Party;

(b)	Upon default, the Secured Party may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing subclause (a);

(c)	Upon default, the Secured Party may take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, the Secured Party may sell, release or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as the Secured Party may deem reasonable;

(d)	In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtors and the Secured Party and in addition to any other rights the Secured Party may have at law or in equity, the Secured Party shall have, both before and after default, all rights and remedies of a secured party under the PPSA. Provided always, that the Secured Party shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of the Collateral or to institute any proceedings for such purposes. Furthermore, the Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or Proceeds and whether or not in the Secured Party’s possession and shall not be liable or accountable for failure to do so;

(e)	The Debtors acknowledge that the Secured Party or any Receiver appointed by them/it may take possession of the Collateral wherever it may be located and by any method permitted by law and the Debtors agree upon request from the Secured Party or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed;

(f)	The Debtors agree to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver appointed by it, whether direct or for services rendered (including reasonable solicitor’s and auditor’s costs and other legal expenses and the Receiver’s remuneration) in operating the Debtors’ accounts, in preparing or enforcing this Security Agreement, taking custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting the Indebtedness and all such cost, charges and expenses, together with any monies owing as a result of any borrowing by the Secured Party or any Receiver appointed by it, as permitted hereby, shall be a first charge on the Proceeds of realization, collection or disposition of the Collateral and shall be secured hereby;

(g)	The Secured Party will give the Debtors such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the PPSA.

12.	MISCELLANEOUS

(a)	The Debtors hereby authorize the Secured Party to file such financing statements and other documents and do such acts, matters, and things as the Secured Party may deem appropriate to perfect and continue the Security Interests, to protect and preserve the Collateral and to realize upon the Security Interests and the Debtors hereby irrevocably constitute and appoint the Secured Party or its agent the true and lawful attorney of the Debtors, with full power of substitution, to do any of the foregoing in the name of the Debtors whenever and where in the sole discretion of the Secured Party it may be deemed necessary or expedient;

(b)	Without limiting any other right of the Secured Party, whenever the Indebtedness is immediately due and payable or the Secured Party has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may, in its sole discretion, set off against the Indebtedness any and all monies then owed to the Debtors by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party’s records subsequent thereto;

(c)	The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtors, debtors of the Debtors, sureties, guarantors, and others and with the Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtors or the Secured Party’s rights to hold and realize the Security Interests. Furthermore, the Secured Party may demand, collect and sue on the Collateral in either Debtor’s or Secured Party’s name at the Secured Party’s option, and may endorse Debtors’ name or any and all cheques, commercial paper, and other instruments pertaining to or constituting the Collateral;

(d)	No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other right or remedy. Furthermore, the Secured Party may but is not obligated to remedy any default by the Debtors hereunder or with respect to any indebtedness in any reasonable manner without waiving the default remedies and without waiving any other prior or subsequent default by the Debtors. All rights and remedies of the Secured Party granted or recognized herein are cumulative and may be exercised at any time and from time to time independent or in combination;

(e)	This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interests or any part thereof to enforce any rights hereunder, the Debtors shall not assert against the assignee any claim or defence which the Debtors now have or hereafter may have against the Secured Party. If more than one (1) Debtor executes this Security Agreement the obligation of such Debtors hereunder shall be joint and several;

(f)	No modification, variation or amendment of any provision of this Security Agreement shall be made except by a written Agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(g)	This Security Agreement and the security created hereby is in addition to and not in substitution for any other security now or hereafter held by the Secured Party;

(h)	The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement;

(i)	The Security Interests created hereby is intended to attach upon the execution of this Security Agreement, except that, in respect of after-acquired property subject to the security interest, attachment shall occur forthwith upon the Debtors acquiring their interest and rights thereto, and the Debtors and the Secured Party agree that value has been given by the Secured Party to the Debtors;

(j)	Whenever the singular number and masculine gender, respectively, are used in this Agreement, the same shall be construed as meaning and including the plural and or feminine or neutral gender, respectively, if the context so requires;

(k)	Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

13.	COPY OF AGREEMENT

The Debtors hereby acknowledge receipt of a copy of this Security Agreement.

14.	NOTICES

Any demand, notice or other communication to be given in connection with this Security Agreement shall be given in writing and delivered, provided by electronic communication, or mailed, postage prepaid, with such address as provided by each party from time to time.

15.	WAIVER OF THE LIMITATION OF CIVIL RIGHTS ACT (SASKATCHEWAN)

The Debtors hereby agree that The Limitation of Civil Rights Act (Saskatchewan) shall have no application to this Security Agreement or the security made, given or created thereby, or to any agreement or instrument renewing or extending or collateral to this Security Agreement.

16.	GOVERNING OF LAW

This Security Agreement shall be deemed conclusively to be a contract made in the Province of Saskatchewan and shall be governed by and interpreted in accordance with the laws of the Province of Saskatchewan and the laws of Canada applicable therein, and each of the parties irrevocably attorns to the non-exclusive jurisdiction of the Courts of Saskatchewan.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF have executed this security agreement as at the date first written above.

ABOVE FOOD CORP.

Per: ,
_____________________________

ABOVE EARTH SCIENCES INC,

Per: ,
_____________________________

ABOVE FOOD BRANDS INC.

Per: ,
_____________________________

ABOVE FOOD VENTURES INC.

Per: ,
_____________________________

ATLANTIC NATURAL FOODS INC.

Per: ,
_____________________________

DISCOVERY SEED LABS LTD.

Per: ,
_____________________________

FARMER DIRECT ORGANIC FOODS LTD.

Per: ,
_____________________________

NORTHERN QUINOA PRODUCTION CORPORATION

Per: ,
_____________________________

PURELY CANADA FOODS CORP.

Per: ,
_____________________________

PURELY CANADA KINDERSLEY INGREDIENTS INC.

Per: ,
_____________________________

PURELY CANADA LANDS CORP.

Per: ,
_____________________________

Witness

SCHEDULE “A”

ENCUMBRANCES ON COLLATERAL

[Attached]

17